UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
The Andersons, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE ANDERSONS, INC.
1947 Briarfield Boulevard
Maumee, Ohio 43537
March 30, 2020

IMPORTANT NOTICE
ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, MAY 8, 2020
The following Notice of Annual Meeting of Shareholders (the “Notice”) amends and restates the original notice included in the accompanying Proxy Statement (the “Proxy Statement”) of The Andersons, Inc. dated March 12, 2020, furnished to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting of Shareholders to be held on Friday, May 8, 2020 at 8:00 a.m., local time, (the “Annual Meeting”). The purpose of this Notice is to announce a change in the location of the Annual Meeting to a virtual meeting format only via live webcast.
This Notice is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about March 30, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

THE ANDERSONS, INC.
1947 Briarfield Boulevard
Maumee, Ohio 43537
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of The Andersons, Inc.:

Due to the emerging public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our shareholders, employees, and their families, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the "Annual Meeting") of The Andersons, Inc, has been changed. As previously announced the Annual Meeting will be held on Friday, May 8, 2020 at 8:00 a.m. Eastern Time. In light of public health concerns, the Annual Meeting will be held in a virtual meeting format only, via live webcast. You will not be able to attend the Annual Meeting physically in person.

Additional Information: As described in the accompanying proxy materials for the Annual Meeting, you are entitled to participate in the Annual Meeting if you were a shareholder at the close of business on March 10, 2020, the record date. To participate in the Annual Meeting at www.virtualshareholdermeeting.com/ANDE2020, you must enter the 16-digit control number found on your proxy card or your voting instruction form. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described below or in the accompanying proxy materials.

ANNUAL MEETING INFORMATION
Date: May 8, 2020.
Time: 8:00 a.m. Eastern Time:
Place: Online at www.virtualshareholdermeeting.com/ANDE2020
Record Date: March 10, 2020

Matters to be voted upon:

1	The election of ten directors identified as nominees herein to hold office for a one-year term.
2	Advisory approval of executive compensation.
3	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.
4	Any other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Admission to the Meeting:

You are entitled to participate in the virtual Annual Meeting only if you were a shareholder of The Andersons, Inc. at the close of business on March 10, 2020.

Please refer to the "Additional Information About the Virtual Annual Meeting " section below for further information.

By order of the Board of Directors

Maumee, Ohio March 30, 2020	/s/ Christine M. Castellano
Christine M. Castellano
Secretary
Your vote is important.
Whether or not you plan to attend the Annual Meeting in person and regardless of the number of shares you own, please vote your shares by proxy, either by mailing the proxy card enclosed in the accompanying proxy materials, or by telephone or via the Internet.

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Shareholders
to Be Held on May 8, 2020

Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available online at our Investors page at www.andersonsinc.com.

ADDITIONAL INFORMATION ABOUT THE VIRTUAL ANNUAL MEETING

Attendance and Participation

Our virtual Annual Meeting will be conducted on the internet via live webcast. You will be able to participate online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ANDE2020. Shareholders will be able to vote their shares electronically during the Annual Meeting.

To participate in the Annual Meeting, you will need the 16-digit code number included on your proxy card or your voting instruction form. The Annual Meeting will begin promptly at 8:00 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 7:45 a.m. Eastern Time.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also allow plenty of time to log in and ensure they can hear streaming audio prior to the start of the Annual Meeting.

Questions

Shareholders may submit questions to the Annual Meeting after logging in. If you wish to submit a question, you may do so by logging in to the virtual meeting platform at www.virtualshareholdermeeting.com/ANDE2020, typing your question into the "Ask a Question" field, and clicking "Submit." Please submit any questions before the start time of the meeting.

Appropriate questions related to the business of the Annual Meeting (the proposals being voted on) will be answered during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our Investors page at www.andersonsinc.com as soon as practical after the Annual Meeting.

Additional information regarding the ability of shareholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available at www.virtualshareholdermeeting.com/ANDE2020.

Technical Difficulties

Technical support, including related technical support phone numbers, will be available on the virtual meeting platform at www.virtualshareholdermeeting.com/ANDE2020 beginning 7:45 a.m. Eastern Time on May 8, 2020 through the conclusion of the Annual Meeting.